UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RED ROCK RESORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing party:
	(4)	Date Filed:

Explanatory Note

Red Rock Resorts, Inc. (the “Company”) is filing this Amendment No. 2 to Schedule 14A solely to amend and replace the proxy card included in Amendment No. 1 to Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018 to correct matters relating to the voting choices on the proxy card with respect to Proposal 1, the election of five director nominees. The version of the proxy card originally filed with Amendment No. 1 to Schedule 14A has not yet been provided to holders of the Company’s common stock. The correct version of proxy card will be provided to holders of the Company’s common stock.

RED ROCK RESORTS, INC.
1505 SOUTH PAVILION CENTER DRIVE
LAS VEGAS, NV 89135

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RRR2018**

The Meeting will be exclusively online via audio webcast. You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E47951-P06064 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RED ROCK RESORTS, INC.

The Board of Directors recommends you vote "FOR" each of the Board of Directors' nominees below:

	For All	Withhold All	For All Except
Proposal 1 - Election of 5 director nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Frank J. Fertitta III
02) Lorenzo J. Fertitta
03) Robert A. Cashell, Jr.
04) Robert E. Lewis
05) James E. Nave, D.V.M.

The Board of Directors recommends you vote "FOR" proposals 2 and 3 below:	For	Against	Abstain
Proposal 2 - Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
Proposal 3 - Ratification of the appointment of Ernst & Young LLP as our independent auditor for 2018.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E47952-P06064 RED ROCK RESORTS, INC. Annual Meeting of StockholdersTo be held on June 14, 2018 at 1:00 p.m., Pacific TimeThis proxy is solicited by the Board of Directors The undersigned hereby appoints executive officers Richard J. Haskins, Jeffrey T Welch and Stephen L. Cootey, and each of them, as attorneys and proxies of the undersigned, with lull power of substitution, to vote all shares of stock of Red Rock Resorts, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Red Rock Resorts, Inc., a Delaware corporation, to be held on Thursday, June 14, 2018, at 1:00 p.m., Pacific Time at www.virtualshareholdermeeting.comffiRR?018, for the purposes listed on the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the under signed would possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting. THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT, “FOR” PROPOSALS 2 AND 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF. PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on June 14, 201 8. RED ROCK RESORTS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2018 Date: June 14, 2018 Time: 1:00 p.m., Pacific Time Location: Meeting live via the Internet-please visit www.virtualsharcholdermeeting.com/RRR2018. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualsharcholdcrmccting.com/RRR2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX| (located on the following page). RED ROCK RESORTS, INC.1505 SOUTH PAVILION CENTER DRIVE LAS VEGAS, NV 89135 You arc receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side), We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: I -800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX(located on the following page) in the subject line. Requests. instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2018 to facilitate timely delivery. How To Vote - Please Choose One of the FollowingVoting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtuakhareholdermeeting.com/RRR2018. Have the information that is printed in the box marked by the arrow xxxx XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials. which will include a proxy card.

The Board of Directors recommends you vote “FOR“each of the Board of Directors* nominees below:: Proposal 1—Election of 5 director nominees Nominees: 01) Frank J Fertitta III 02) Lorenzo J. Fertitta 03) Robert A. Cashell, Jr. 04) Robert F Lews 05) James E. Nave, D.VM. The Board of Directors recommends you vote “FOR” proposals 2 and 3 below: Proposal 2 Advisory vote to approve the compensation of our named executive officers. Proposal 3—Ratification of the appointment of Ernst & Young LLP as our independent auditor for 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof If you properly submit a proxy, it will be voted in accordance with your instructions E47955-P06064